STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 2000

STEIN ROE EQUITY FUNDS

GROWTH AND INCOME FUNDS

           BALANCED FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

CONTENTS
----------------------------------------------------------------------
From the President................................................   1

   Stephen Gibson's thoughts on the markets and investing

Performance Summary...............................................   2

Questions & Answers...............................................   3

   Interview with the portfolio manager and a summary of investment activity

Fund Highlights...................................................   6

Portfolio of Investments..........................................   7

   A complete list of investments with market values

Financial Statements..............................................   14

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   20

Financial Highlights..............................................   24

   Selected per-share data

Report of Independent
Accountants.......................................................   26


















                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
Despite an erratic year in the equity markets, and a slow start for fixed-income securities, the Stein Roe Balanced Fund Class S shares turned in a solid performance for the 12 months ended September 30, 2000. The Fund delivered a total return of 11.55% for the period, which compares favorably against the total returns of 13.27% and 6.99% for the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, respectively.
   U.S. equities finished 1999 on a roll, centered on a select group of stocks, mainly in the technology and telecommunications area. By March 2000, as it became apparent many of these firms could not generate profits to match investors' expectations, things changed. Investors turned to stocks in other industries such as finance and health care, although the market as a whole remained volatile and gained little ground in the last six months of the fiscal year.
   Bonds were initially held back by fears of inflation and higher interest rates. Then, as the Federal Reserve enacted its fifth and sixth interest rate hikes in less than a year, investors adopted a new attitude.
   Convinced that the Fed would ultimately curb any inflationary pressures, yields on long-term bonds drifted downward and prices rose.
   Looking back at these results, I am reminded once again that, when it comes to investing, diversification is a valuable strategy. By owning a balanced mix of equities, high-quality bonds and cash, your Fund achieved a healthy return during a period of considerable turmoil.
   Take a look inside the report for a further discussion on the economic and market factors that affected the Fund's performance. Thank you for choosing the Stein Roe Balanced Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,


   /S/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 20, 2000

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Photo of: Stephen E. Gibson
Stephen E. Gibson
                                       1

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIOD ENDED SEPTEMBER 30, 2000

                                              ONE          FIVE            TEN
                                              YEAR         YEARS          YEARS
--------------------------------------------------------------------------------
Stein Roe Balanced Fund Class S              11.55%        12.91%         13.28%
S&P 500 Index                                13.27         21.68          19.42
Lehman Bros. Aggregate Bond Index             6.99          6.47           8.05
Morningstar Domestic Hybrid Category         11.07         12.23          12.54


INVESTMENT COMPARISONS
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT  SEPTEMBER 30, 1990 TO SEPTEMBER 30, 2000

--------------------------------------------------------------------------------
BALANCED FUND

LINE CHART

                                                                                        Unmanaged Blend:
                                                                                        60% MSCI World
                                                                                        Index/40% Lehman
     Balanced Fund    S&P 500 Index    Morningstar Domestic   Lehman Brothers           Brothers Aggregate
        Class S                          Hybrid Category      Aggregate Bond Index      Bond Index
9/30/00  10000            10000              10000                  10000                      10000
         10649            10895              10677                  10506                      10783
         11969            12475              11771                  10799                      11538
         12119            12445              11818                  10976                      11379
9/30/91  12967            13109              12533                  11600                      12117
         13800            14207              13358                  12188                      12666
         13615            13849              13214                  12032                      11980
         13902            14112              13378                  12518                      12303
9/30/92  14411            14556              13834                  13056                      12637
         14888            15287              14375                  13091                      12631
         15698            15954              14979                  13632                      13489
         15770            16030              15212                  13993                      14123
9/30/93  16511            16444              15737                  14359                      14668
         16726            16825              15959                  14367                      14813
         16228            16187              15453                  13955                      14697
         15989            16255              15289                  13811                      14901
9/30/94  16570            17049              15731                  13895                      15129
         16036            17045              15575                  13948                      15086
         16918            18704              16577                  14651                      15813
         17950            20486              17799                  15543                      16604
9/30/95  18970            22113              18788                  15848                      17291
         19668            23444              19604                  16523                      18078
         20887            24703              20113                  16231                      18392
         21058            25810              20586                  16323                      18754
9/30/96  21783            26607              21148                  16625                      19042
         23020            28824              22296                  17124                      19794
         23045            29599              22312                  17028                      19784
         25318            34761              24639                  17653                      21861
9/30/97  26923            37365              26319                  18239                      22526
         27041            38437              26654                  18775                      22459
         28680            43795              28719                  19068                      24528
         28740            45249              29050                  19514                      25057
9/30/98  26961            40761              27220                  20340                      23678
         30339            49434              30347                  20409                      26709
         30882            51896              30720                  20307                      27228
         31932            55550              32060                  20128                      27912
9/30/99  31207            52089              30678                  20265                      27740
         34063            59835              33022                  20241                      30534
         35224            61205              33894                  20688                      30993
         34506            59577              33480                  21048                      30550
9/30/00  34808            58999              32336                  21682                      30324




PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made on September 30, 1990, and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe Fund; they are not available for direct investment. The MSCI World Index includes both U.S. and foreign stocks. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Source: Lipper Inc., Morningstar

The Fund's return is also compared to the average return of the funds included in the Morningstar Domestic Hybrid Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrent their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar's averages.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH HARVEY HIRSCHHORN, PORTFOLIO
MANAGER OF THE STEIN ROE BALANCED FUND AND SR&F BALANCED PORTFOLIO



                                    FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Stein Roe Balanced Fund seeks long-term growth of capital and current income, consistent with reasonable investment risk, by investing primarily in a diversified portfolio of equities, debt securities and cash.

   FUND INCEPTION:
   August 25, 1949

   TOTAL NET ASSETS:
   $235.6 million

Q: HOW DID THE BALANCED FUND
PERFORM DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000?

HIRSCHHORN: Class S shares of Stein Roe Balanced Fund, which invests in a combination of equities, fixed-income securities and money market instruments, performed well during the period. The Fund generated a total return of 11.55%, which was not much lower than the 13.27% total return for S&P 500 Index, but was higher than the 6.99% total return for the Lehman Brothers Aggregate Bond Index.

Q: WHAT CONTRIBUTED MOST TO THE PERFORMANCE OF THE FUND?

HIRSCHHORN: We attribute the Fund's results to a shift in our asset allocation during the first half of the year, to our investments in technology, and to the portfolio's broad diversification. From October 1999 through March 2000 -- a period when the broad equity market posted a gain of roughly 20% -- we increased the Fund's allocation to stocks from 54% to 64% of net assets. During this time, our investments in large-capitalization technology companies such as Cisco Systems (2.6% of net assets) were major contributors to the Fund's performance. Investors began to shun technology stocks because of concerns of high valuations and of lower than expected earnings, and the technology-laden NASDAQ Index declined more than 30%.

     Following the decline of technology stocks from March through May, we invested in the photo of HARVEY HIRSCHHORN
HARVEY HIRSCHHORN
sector once again. We selectively purchased stocks of companies with "new technology," specialized or advanced technologies created in the past 3 to 4 years. For instance, we see strong potential in companies like Brocade Communications (0.4% of net assets), which is a leading manufacturer of switches that connect computers and storage devices to networks. Brocade has grown to $25 billion in market capitalization since its initial public offering in May 1999.

QUESTIONS & ANSWERS Continued
--------------------------------------------------------------------------------

Q: DID THE FUND BENEFIT FROM SECTORS OTHER THAN TECHNOLOGY?

HIRSCHHORN: We also invested in lagging sectors of the domestic market, such as financial services, energy and health care. When investors turned away from technology and sought more reasonably valued stocks, the Fund benefited from investments in companies like financial services provider Goldman Sachs (0.4% of net assets) and Enron (1.5% of net assets), a company that participates at the forefront of both the telecommunications and energy industries.

Q: WHAT WAS THE FUND'S EXPOSURE TO FOREIGN MARKETS?

HIRSCHHORN: By fiscal year-end foreign securities comprised approximately 2.0% of net assets. In selecting these overseas investments, we sought to insulate the portfolio to some extent from volatility here at home and to enhance its return. Among our selections were two Chinese initial public offerings (IPOs):
Petro China (0.4% of net assets) and China Unicom (0.1% of net assets). Though newly public, these companies are established businesses, and rank among China's largest enterprises. Given their size, the IPOs appeared extremely well priced and have proven to date to be worthwhile investments.

Q: WHAT WERE THE RESULTS FOR THE FIXED-INCOME PORTION OF THE FUND'S PORTFOLIO?

HIRSCHHORN: Our primary tactic for managing the Fund's fixed-income portfolio was to fine-tune its duration, a measure that reflects its sensitivity to changes in interest rates. In anticipation of rising interest rates (and declining bond prices) last fall, we scaled back the Fund's investments in long-term securities, thus shortening duration, since these generally lose the most value when interest rates climb.
   Later, we increased the allocation to long-term Treasurys, which increased duration. As the U.S. Treasury Department initiated a program to buy back long-term government debt and the supply of long-term Treasurys dwindled, prices for these securities rose. In the second quarter of 2000, we again shifted our emphasis to shorter-maturity issues and replaced Treasury bonds with investment-grade corporate securities. The latter had lagged Treasury securities during the market rally and represented a relatively attractive way to capture additional yield for the portfolio. In the final months of the fiscal year, corporate bonds closed some of the gap with Treasurys, which worked to the Fund's advantage.

QUESTIONS & Answers Continued
--------------------------------------------------------------------------------
Q: WHAT IS YOUR OUTLOOK FOR THE FUND?

HIRSCHHORN: The economy has begun to slow, and inflation has been holding in the 2.5% to 3% range. We believe this situation is likely to persist for the next few calendar quarters, and that the equity and bond markets will settle into trading ranges for the foreseeable future. In anticipation of this, we are searching for traditional companies that we believe will benefit from the use of new technologies to boost profit margins and/or improve their products. We are also assessing companies that have histories of paying sizable dividends. In an environment where the stock market may make limited progress, we believe that stocks that pay higher yields will become more attractive to investors.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 9/30/00 and are subject to change. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

FUND HIGHLIGHTS As of September 30, 2000
==============================================================================

                             SR&F BALANCED PORTFOLIO

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

General Electric                8.5%     Bank America Corp.                 2.0%
Citigroup                       5.7      Intel                              2.0
Cisco Systems                   2.6      Oracle Corp.                       2.0
BPAmoco PLC                     2.4      America Int'l. Group               1.8
Sun Microsystems, Inc.          2.1      Exxon                              1.8

--------------------------------------------------------------------------------



                                                 EQUITY PORTFOLIO HIGHLIGHTS

                                                 PORTFOLIO      S&P 500 INDEX
                                           -------------------------------------
Number of Equity & Convertible Holdings              98                   500
Dollar Weighted Median
     Market Capitalization ($mil.)              124,921                80,912


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

         EQUITY PORTFOLIO                              S&P 500 Index
          [pie chart]                                      [pie chart]

         Basic Materials 1%                          Basic Materials 2%
         Consumer Cyclical 9%                        Consumer Cyclical 10%
         Consumer Non-Cyclical 11%                   Consumer Non-Cyclical 18%
         Energy 10%                                  Energy 7%
         Financial 17%                               Financial 16%
         Industrial 18%                              Industrial 8%
         Technology 27%                              Technology 30%
         Utilities  7%                               Utilities  9%


--------------------------------------------------------------------------------
                                ASSET ALLOCATION

        September 30, 1999                               September 30, 2000
          [pie chart]                                      [pie chart]


        Equities 54.1%                                   Equities 64.7%
        Bonds 33.9%                                      Bonds 29.5%
        Cash Equivalents                                 Cash Equivalents
        & Other 12.0%                                    & Other 5.8%

SR&F BALANCED PORTFOLIO
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000 (IN THOUSANDS)
                                                            NUMBER        MARKET
COMMON STOCKS - 77.6%                         COUNTRY    OF SHARES         VALUE
--------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS - 1.0%
   AUTOMOBILE MANUFACTURERS
   Ford Motor Co. .....................                         54       $ 1,372
   General Motors Corp. ...............                         15           975
                                                                        --------
                                                                           2,347
                                                                        --------
CAPITAL GOODS - 11.5%
   AEROSPACE & DEFENSE - 0.1%
   General Dynamics Corp. .............                          6           345
                                                                        --------

   CONSTRUCTION & FARM MACHINERY  - 0.2%
   Caterpillar, Inc. ..................                         15           506
                                                                        --------

   ELECTRICAL COMPONENTS & EQUIPMENT  - 1.2%
   Emerson Electric Co. ...............                         42         2,814
                                                                        --------

   INDUSTRIAL CONGLOMERATES - 10.0%
   General Electric Co. ...............                        351        20,248
   Tyco International Ltd. ............                         66         3,424
                                                                        --------
                                                                          23,672
                                                                        --------
CHEMICALS - 0.4%
   DIVERSIFIED CHEMICALS
   E.I. DuPont De Nemours & Co. .......                         23           967
                                                                        --------

COMMERCIAL SERVICES & SUPPLIES  - 0.6%
   DIVERSIFIED COMMERCIAL SERVICES
   Concord EFS, Inc. ..................                         41         1,454
                                                                        --------

DIVERSIFIED FINANCIALS - 7.7%
   CONSUMER FINANCE - 0.6%
   Capital One Financial Corp. ........                         20         1,401
                                                                        --------

   DIVERSIFIED FINANCIAL SERVICES - 7.1%
   Bayerische HypoVereinsbank..........             G            9           503
   Citigroup, Inc. ....................                        249        13,462
   Fannie Mae..........................                         12           858
   Freddie Mac.........................                         21         1,135
   The Goldman Sachs Group, Inc. ......                          8           877
                                                                        --------
                                                                          16,835
                                                                        --------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.1%
   ALTERNATIVE CARRIERS - 0.2%
   Infonet Services Corp. Class B  (a).                         44           465
                                                                        --------

   INTEGRATED TELECOMMUNICATION SERVICES - 2.9%
   China Unicom Ltd. (a)...............            HK           36            81
   China Unicom Ltd. ADR  (a)..........                         12           266
   MCI WorldCom, Inc.  (a).............                         60         1,823
   Nippon Telegraph & Telephone Corp. .            Ja          (b)           392
   Nippon Telegraph & Telephone Corp. ADR                      (b)            20
   SBC Communications, Inc., Class A...                         47         2,369
   Verizon Communications..............                         32         1,550
   Williams Communications Group, Inc. (a)                      25           502
                                                                        --------
                                                                           7,003
                                                                        --------

SR&F Balanced Portfolio Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                              COUNTRY    OF SHARES         VALUE
--------------------------------------------------------------------------------

ENERGY - 6.4%
   INTEGRATED OIL & GAS - 4.7%
   Conoco, Inc. Class B................                         49       $ 1,324
   Exxon Mobil Corp. ..................                         47         4,186
   The British Petroleum Co. PLC ADR...                        107         5,669
                                                                        --------
                                                                          11,179
                                                                        --------
   OIL & GAS EQUIPMENT & SERVICES - 1.3%
   Kinder Morgan Energy Partners, L.P.                          20           947
   Schlumberger Ltd. ..................                         25         2,058
                                                                        --------
                                                                           3,005
                                                                        --------
   OIL & GAS EXPLORATION & PRODUCTION - 0.4%
   PetroChina Co., Ltd. ADR............                         54         1,059
                                                                        --------

FINANCIAL INSTITUTIONS - 4.0%
   BANKS
   BankAmerica Corp. ..................                         93         4,868
   Chase Manhattan Corp. ..............                         14           624
   Royal Bank of Scotland Group
   PLC-Value Shares (a)................            UK          133           159
   Royal Bank of Scotland Group PLC....            UK          133         2,787
   The Bank of Tokyo-Mitsubishi,
   Ltd. ADR ...........................                         35           409
   Wells Fargo & Co. ..................                         12           551
                                                                        --------
                                                                           9,398
                                                                        --------
FOOD, BEVERAGES & TOBACCO - 0.8%
   SOFT DRINKS
   PepsiCo, Inc. ......................                         39         1,794
                                                                        --------

FOOD & DRUG RETAILING - 0.8%
   FOOD RETAIL
   Safeway, Inc. (a)...................                         40         1,867
                                                                        --------

HEALTH CARE - 0.4%
   HEALTH CARE EQUIPMENT
   Medtronic, Inc. ....................                         20         1,036
                                                                        --------

HOTELS, RESTAURANTS & LEISURE - 0.5%
   RESTAURANTS
   McDonald's Corp. ...................                         43         1,298
                                                                        --------

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
   HOUSEHOLD PRODUCTS
   Procter & Gamble Co. ...............                         15         1,005
                                                                        --------

INSURANCE - 3.0%
   INSURANCE BROKERS - 0.7%
   Marsh & McLennan Companies, Inc. ...                         12         1,593
                                                                        --------

   MULTI-LINE INSURANCE - 1.8%
   American International Group, Inc. .                         45         4,306
                                                                        --------

   PROPERTY & CASUALTY INSURANCE  - 0.5%
   Ace, Ltd. ..........................                         20           785
   Tokio Marine & Fire Insurance Co., Ltd.        Ja            55           549
                                                                        --------
                                                                           1,334
                                                                        --------

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                              COUNTRY    OF SHARES         VALUE
--------------------------------------------------------------------------------

MEDIA - 2.2%
   ADVERTISING - 0.1%
   Young & Rubicam, Inc. ..............                          7        $  337
                                                                        --------

   BROADCASTING & CABLE - 1.5%
   Charter Communications, Inc. (a)....                         80         1,301
   Clear Channel Communications, Inc. (a)                       11           621
   Comcast Corp. Special Class A,......                         36         1,474
                                                                        --------
                                                                           3,396
                                                                        --------
   MOVIES & ENTERTAINMENT - 0.6%
   Time Warner, Inc. ..................                         18         1,408
                                                                        --------

METALS & MINING - 0.5%
   ALUMINUM - 0.3%
   Alcoa, Inc. ........................                         30           759
                                                                        --------

   STEEL - 0.2%
   Nucor Corp. ........................                         15           452
                                                                        --------

PHARMACEUTICALS & BIOTECHNOLOGY - 6.1%
   BIOTECHNOLOGY - 0.9%
   Amgen, Inc. (a).....................                         13           908
   Genentech, Inc. (a).................                          6         1,114
                                                                        --------
                                                                           2,022
                                                                        --------
   PHARMACEUTICALS - 5.2%
   American Home Products Corp. .......                         39         2,206
   Bristol-Myers Squibb Co. ...........                         52         2,971
   Elan Corp. PLC ADR..................                         34         1,862
   Eli Lilly & Co. ....................                         47         3,772
   Merck & Co., Inc. ..................                         20         1,489
                                                                        --------
                                                                          12,300
                                                                        --------
RETAILING - 3.3%
   DEPARTMENT STORES - 0.5%
   Kohl's Corp. (a)....................                         20         1,154
                                                                        --------

   GENERAL MERCHANDISE STORES - 1.7%
   Wal-Mart Stores, Inc. ..............                         85         4,091
                                                                        --------

   HOME IMPROVEMENT RETAIL - 1.1%
   Home Depot, Inc. ...................                         51         2,706
                                                                        --------

SOFTWARE & SERVICES - 6.2%
   APPLICATIONS SOFTWARE - 0.4%
   Siebel Systems, Inc. ...............                          8           890
                                                                        --------

   INTERNET SOFTWARE & SERVICES - 1.5%
   America Online, Inc. (a)............                         35         1,881
   Crayfish Co., Ltd. ADR (a)..........                         24            81
   Exodus Communications, Inc. (a).....                         13           642
   Inktomi Corp. (a)...................                          5           513
   Softbank Corp. .....................            Ja            4           383
                                                                        --------
                                                                           3,500
                                                                        --------

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                              COUNTRY    OF SHARES         VALUE
--------------------------------------------------------------------------------

SOFTWARE & SERVICES - (CONTINUED)
   IT CONSULTING & SERVICES - 0.5%
   Affiliated Computer Services, Inc. Class A  (a)              25      $  1,247
                                                                        --------

   SYSTEMS SOFTWARE - 3.8%
   Microsoft Corp. (a).................                         60         3,615
   Oracle Corp., (a)...................                         60         4,725
   Veritas Software Corp. (a)..........                          5           639
                                                                        --------
                                                                           8,979
                                                                        --------
TECHNOLOGY HARDWARE & EQUIPMENT - 14.7%
   COMPUTER HARDWARE - 2.4%
   Fujitsu Ltd. .......................            Ja           20           464
   Sun Microsystems, Inc. (a)..........                         42         4,903
   Sycamore Networks, Inc. (a).........                          4           432
                                                                        --------
                                                                           5,799
                                                                        --------
   COMPUTER STORAGE & PERIPHERALS - 2.0%
   EMC Corp. (a).......................                         32         3,172
   Network Appliance, Inc. (a).........                         12         1,529
                                                                        --------
                                                                           4,701
                                                                        --------
   ELECTRONIC EQUIPMENT & INSTRUMENTS  - 0.6%
   Agilent Technologies, Inc. (a)......                         27         1,321
                                                                        --------

   NETWORKING EQUIPMENT - 3.0%
   Brocade Communications Systems, Inc. (a)                      5         1,062
   Cisco Systems, Inc. (a).............                        111         6,133
                                                                        --------
                                                                           7,195
                                                                        --------
   SEMICONDUCTOR EQUIPMENT - 0.2%
   Teradyne, Inc. (a)..................                         15           525
                                                                        --------

   SEMICONDUCTORS - 2.6%
   Broadcom Corp. Class A (a)..........                          3           731
   Infineon Technologies AG ADR (a)....                         14           670
   Intel Corp. ........................                        116         4,829
                                                                        --------
                                                                           6,230
                                                                        --------
   TELECOMMUNICATIONS EQUIPMENT - 3.9%
   Corning, Inc. ......................                         11         3,267
   JDS Uniphase Corp. (a)..............                         12         1,136
   Lucent Technologies, Inc. ..........                         35         1,070
   Motorola, Inc. .....................                         67         1,890
   Nokia Oyj ADR.......................                         20           796
   TyCom, Ltd. (a).....................                         23           898
   UTStarcom, Inc. (a).................                          9           184
                                                                        --------
                                                                           9,241
                                                                        --------
UTILITIES - 2.5%
   ELECTRIC UTILITIES - 1.0%
   AES Corp. (a).......................                         32         2,192
   Southern Energy, Inc.  (a)..........                          6           195
                                                                        --------
                                                                           2,387
                                                                        --------
   MULTI-UTILITIES - 1.5%
   Enron Corp. ........................                         40         3,505
                                                                        --------

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                              COUNTRY    OF SHARES         VALUE
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES - 1.5%
   WIRELESS TELECOMMUNICATION SERVICES
   AT&T Wireless Group  (a)............                         23        $  488
   General Mills, Inc. ................                         23           816
   Sprint Corp. (PCS Group)  (a).......                         18           631
   Vodafone Group PLC ADR..............                         42         1,554
                                                                        --------
                                                                           3,489
                                                                        --------
TOTAL COMMON STOCKS
(cost of $90,438)......................                                  184,317
                                                                        --------
--------------------------------------------------------------------------------

PREFERRED STOCKS - 0.5%
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.5%
   COMMUNICATIONS
   TCI Pacific, Class A 5.000%
   (cost of $1,253)....................                          7         1,260
                                                                        --------
--------------------------------------------------------------------------------

BONDS & NOTES - 29.5%                                          PAR
--------------------------------------------------------------------------------

US GOVERNMENT & AGENCY OBLIGATIONS - 18.0%
   FEDERAL HOME LOAN MORTGAGE CORP.:
     6.500% 2011.......................                    $ 3,274         3,210
     6.500% 2026-2028..................                      7,707         7,403
     7.000% 2028-2030..................                      4,006         3,929
                                                                        --------
                                                                          14,542
                                                                        --------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION:
     5.125% 2004.......................                      2,623         2,510
     6.625% 2009.......................                      3,200         3,162
     7.125% 2005.......................                      2,250         2,296
                                                                        --------
                                                                           7,968
                                                                        --------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
     6.000% 2029.......................                      4,395         4,123
     8.000% 2025-2026..................                        675           692
                                                                        --------
                                                                           4,815
                                                                        --------
   U.S. TREASURY BONDS:
     7.625% 2/15/25....................                      2,350         2,807
     8.125% 8/15/19....................                      3,075         3,756
                                                                        --------
                                                                           6,563
                                                                        --------
   U.S. TREASURY NOTES:
     6.250% 2/15/07....................                      2,450         2,490
     7.250% 8/15/04....................                      5,200         5,436
     7.875% 11/15/04...................                      1,000         1,070
                                                                        --------
                                                                           8,996
                                                                        --------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(cost of $42,415)......................                                   42,884
                                                                        --------
--------------------------------------------------------------------------------

SR&F Balanced Portfolio Continued
--------------------------------------------------------------------------------
                                                                          MARKET
                                                               PAR         VALUE
--------------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - 10.2%
AEROSPACE & DEFENSE - 0.6%
   AEROSPACE & DEFENSE
   Raytheon Co. 6.750% 8/15/07.........                    $ 1,500       $ 1,441
                                                                        --------

BANKS & HOLDING COMPANIES - 4.4%
   BANKING & FINANCIAL SERVICES - 2.0%
   Citicorp, 8.040% 12/15/19 (e).......                      1,900         1,900
   Den Danske Bank, 6.550% 9/15/03 (e).                      2,250         2,206
   First Union Cap 7.950% 11/15/29.....                        750           668
                                                                        --------
                                                                           4,774
                                                                        --------
   FINANCE COMPANIES - 0.8%
   Household Finance Corp., 5.875% 11/1/02                   2,000         1,954
                                                                        --------

   INSURANCE - 0.6%
   Transamerica Finance Corp., 6.125% 11/1/01                1,500         1,483
                                                                        --------

   OTHER BANKING & FINANCIAL  - 1.0%
   Deutsche Ausbank, 7.000% 9/24/01....                      2,250         2,253
                                                                        --------

ENERGY - 1.1%
   OIL & GAS SERVICES - 1.1%
   BOC Group PLC, 5.875% 1/29/01.......                      2,500         2,491
                                                                        --------

MANUFACTURING - 2.5%
   CHEMICALS - 0.9%
   Hanson Overseas BV, 6.750% 9/15/05..                      2,250         2,187
                                                                        --------

   OTHER CORPORATE BONDS - 1.6%
   Florida Windstorm Underwriting Assoc.,
     7.125% 2/25/19 (e)................                      1,900         1,785
   National Rural Utilities Cooperative Finance Corp.
     5.000% 10/1/02....................                      2,000         1,941
                                                                        --------
                                                                           3,726
                                                                        --------
SERVICES - 0.7%
   BUSINESS
   FDX Corp., Series A1, 7.530% 9/23/06                      1,556        1,553
                                                                        --------

UTILITIES - 0.9%
   ELECTRIC
   Israel Electric Corp., 7.750% 3/1/09 (e)                  2,300        2,248
                                                                        --------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
(cost of $24,262)......................                                   24,110
                                                                        --------
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES - 1.3%
ASSET-BACKED SECURITIES - 0.4%
   LB Commercial Conduit Mortgage Trust,
   Series 1998-C4, Class A1B, 6.210% 10/15/08                1,000           946
                                                                        --------

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                                          MARKET
                                                               PAR         VALUE
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
   American Mortgage Trust 1993-3,
     8.190% 9/27/22 (e)................                    $ 1,016       $  915
   United Airlines, Inc., 9.200% 3/22/08                     1,185        1,257
                                                                       --------
                                                                          2,172
                                                                       --------
TOTAL NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES
(cost of $3,128).......................                                   3,118
                                                                       --------

TOTAL BONDS & NOTES (cost of $69,805)..                                  70,112
                                                                       --------
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost of $161,496)(c)                                 255,689
                                                                       --------
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 4.8%
-------------------------------------------------------------------------------

COMMERCIAL PAPER
   Associates Corp of North America.,
   6.700%(d) 10/02/00..................                     11,315       11,313
                                                                       --------
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (12.4)%                               (29,536)
                                                                       --------
NET ASSETS - 100.0%....................                                $237,466
                                                                       ========
-------------------------------------------------------------------------------

SECURITIES SOLD SHORT AT SEPTEMBER 30, 2000 WERE AS FOLLOWS:
   BankAmerica Corp....................                         68        3,556
   BP Amoco PLC, ADR...................                         71        3,779
   Citigroup, Inc......................                        150        8,109
   Eli Lilly & Co......................                         20        1,623
   Emerson Electric Co.................                         20        1,340
   General Electric Co.................                        210       12,114
   Intel Corp..........................                         32        1,332
                                                                        --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds of $15,138)             $ 31,853
                                                                        --------
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a)Non-income producing.
(b)Rounds to less than one.
(c)Cost for federal income tax purposes is the same. (d)Rate represents yield at time of purchase.
(e)Security is exempt from registration under Rule 144A of the Securities Act 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of these securities amounted to $9,054 or 3.8% of net assets.

Summary of Securities
by Country                             Country        Value           % of Total
--------------------------------------------------------------------------------
United States                                       $250,371                97.9
United Kingdom                         UK              2,946                 1.2
Japan                                  Ja              1,788                 0.7
Germany                                G                 503                 0.2
Hong Kong                              HK                 81                 (b)
                                                    --------               -----
                                                    $255,689               100.0
                                                    ========               =====
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.
            Acronym                  Name
          ----------               --------
              ADR            American Depositary Receipt

See notes to financial statements.

SR&F Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 2000
(All amounts in thousands)


ASSETS
Investments, at market value (cost of $161,496)..................    $255,689
Short-term obligations...........................................      11,313
                                                                     --------
                                                                      267,002

Cash including foreign currencies (cost of $37)..................          36
Receivable for:
   Investments sold..............................................       1,335
   Interest......................................................         696
   Dividends.....................................................         195
Cash on deposit with broker for securities sold short (note 1)...         375
                                                                     --------
   Total Assets..................................................     269,639
                                                                     --------
LIABILITIES
Securities sold short, at market value (proceeds of $15,138).....      31,853
Payable for investments purchased................................          98
Dividends payable on short sales.................................          87
Accrued:
   Management fee................................................         111
   Bookkeeping fee...............................................           2
   Transfer agent fee............................................           1
Other ...........................................................          21
                                                                     --------
   Total Liabilities.............................................      32,173
                                                                     --------
NET ASSETS.......................................................    $237,466
                                                                     ========




See notes to financial statements.

SR&F BALANCED PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
September 30, 2000
(All amounts in thousands)


INVESTMENT INCOME
Interest..........................................                      $ 5,893
Dividends.........................................                        1,858
                                                                       --------
   Total Investment Income (net of nonreclaimable foreign
     taxes withheld at source of $18).............                        7,751

EXPENSES
Management fee....................................                        1,336
Transfer agent fee................................                            6
Bookkeeping fee...................................                           30
Trustees' fee.....................................                           15
Custodian fee.....................................                           14
Audit fee.........................................                           16
Legal fee.........................................                            6
Dividend expense on short sales...................                          361
Other.............................................                            8
                                                                       --------
Total expenses....................................                        1,792
                                                                       --------
   Net Investment Income..........................                        5,959
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
   Investments....................................       $ 11,752
   Closed futures contracts.......................           (111)
   Foreign currency transactions..................             (5)
                                                         --------
   Net realized gain..............................                       11,636
Net Change in Unrealized Appreciation/Depreciation during the
   period on investments and foreign currency transactions               10,430
                                                                       --------
   Net Gain ......................................                       22,066
                                                                       --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                     $ 28,025
                                                                       ========




See notes to financial statements.

SR&F BALANCED PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                       YEAR ENDED    YEAR ENDED
                                                    SEPTEMBER 30, SEPTEMBER 30,
                                                             2000          1999
                                                    ------------- -------------
OPERATIONS
Net investment income.............................       $  5,959       $  7,352
Net realized gain on investments..................         11,636        20,920
Net change in unrealized appreciation/depreciation
   on investments.................................         10,430        10,921
                                                         --------      --------
     Net increase in net assets
        resulting from operations.................         28,025        39,193
                                                         --------      --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions.....................................         12,365         4,122
Withdrawals.......................................        (57,490)      (36,994)
                                                         --------      --------
Net decrease from transactions in investors'
    beneficial interest...........................        (45,125)      (32,872)
                                                         --------      --------
Net increase (decrease) in net assets.............        (17,100)        6,321

TOTAL NET ASSETS
Beginning of period...............................        254,566       248,245
                                                         --------      --------
End of period.....................................       $237,466      $254,566
                                                         ========      ========





See notes to financial statements.

STEIN ROE BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
(All amounts in thousands, except per-share data)

ASSETS
Investments in Portfolio, at value...............................      $237,325
Receivable for Fund shares sold..................................            15
Other............................................................            25
                                                                       --------
   Total Assets..................................................       237,365
                                                                       --------
LIABILITIES
Payable for Fund shares repurchased..............................         1,636
Accrued:
   Administration fee............................................            30
   Transfer agent fee............................................            52
   Bookkeeping fee...............................................             2
Other............................................................            39
                                                                       --------
   Total Liabilities.............................................         1,759
                                                                       --------
Net Assets.......................................................      $235,606
                                                                       --------
ANALYSIS OF NET ASSETS
Paid-in capital..................................................      $147,984
Overdistributed net investment income............................            (6)
Accumulated net realized gains allocated from Portfolio..........        10,169
Net unrealized appreciation on investments and foreign currencies
   allocated from Portfolio......................................        77,459
                                                                       --------
                                                                       $235,606
                                                                       --------

SHARES OUTSTANDING (UNLIMITED NUMBER AUTHORIZED).................         7,199
                                                                       ========
NET ASSET VALUE PER SHARE........................................       $ 32.73
                                                                       ========



See notes to financial statements.

Stein Roe Balanced Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 2000
(All amounts in thousands)


INVESTMENT INCOME
Interest allocated from Portfolio.................                      $ 5,890
Dividends allocated from Portfolio................                        1,857
                                                                       --------
   Total investment income........................                        7,747
EXPENSES
Expenses allocated from Portfolio.................        1,791
Administration fee................................          364
Transfer agent fees...............................          565
Bookkeeping fee...................................           30
Trustees' fee.....................................            8
Custodian fees....................................            1
Audit fee.........................................            9
Legal fee.........................................            1
Registration fee..................................           24
Reports to shareholders...........................           22
Other.............................................           23
                                                        -------
   Total expenses.................................                        2,838
                                                                       --------
Net Investment Income.............................                        4,909
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED
   FROM PORTFOLIO
Net Realized Gain (Loss) on:
     Investments..................................       11,752
     Closed futures contracts.....................         (111)
     Foreign currency transactions................           (5)
                                                        -------
     Net realized gain............................                       11,636
Net Change in Unrealized Appreciation/Depreciation during the
   period on investments and foreign currency transactions               10,411
                                                                       --------
   Net Gain.......................................                       22,047
                                                                       --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                     $ 26,956
                                                                       ========




See notes to financial statements.

STEIN ROE BALANCED FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                       YEAR ENDED    YEAR ENDED
                                                    SEPTEMBER 30, SEPTEMBER 30,
                                                             2000          1999
                                                     ------------    ----------
OPERATIONS:
Net investment income.............................        $ 4,909       $ 6,346
Net realized gain ................................         11,636        20,922
Net change in unrealized appreciation /depreciation        10,411        10,843
                                                         --------      --------
   Net Increase from Operations...................         26,956        38,111
DISTRIBUTIONS  TO SHAREHOLDERS:
Distributions from net investment income..........         (4,806)       (6,767)
Distributions from net realized gains.............        (19,324)      (17,075)
                                                         --------      --------
   Total Distributions to Shareholders............        (24,130)      (23,842)
                                                         --------      --------
SHARE TRANSACTIONS:
Subscriptions to Fund shares......................         20,743        16,749
Value of distributions reinvested.................         20,711        20,674
Redemptions of Fund shares........................        (59,364)      (48,854)
                                                         --------      --------
   Net Decrease from Fund Share Transactions......        (17,910)      (11,431)
                                                         --------      --------
   Total Decrease  in net assets..................        (15,084)        2,838

TOTAL NET ASSETS
Beginning of period...............................        250,690       247,852
                                                         --------      --------
End of period (net of overdistributed net investment
   income of $6 and $5, respectively).............       $235,606      $250,690
                                                         ========      ========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions to Fund shares......................            636           517
Value of distributions reinvested.................            653           670
Redemptions of Fund shares........................         (1,840)       (1,511)
                                                        ---------     ---------
                                                             (551)         (324)
                                                        ---------     ---------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2000


NOTE 1. ORGANIZATION
Stein Roe Balanced Fund (the Fund) is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Balanced Portfolio (the Portfolio). The Fund may issue an unlimited number of shares.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 2000, the Fund owned 99.9% of the Portfolio.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and Portfolio in the preparation of the financial statements.
Security valuation and transactions
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.
   Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.
SECURITIES SOLD SHORT AGAINST THE BOX
The Portfolio engages in selling securities short against the box: that is, enter into short sales of securities that it currently owns or has the right to acquire through conversion or exchange of other securities that it owns at no additional costs. The Portfolio may

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.
   In connection with the Fund's investment in short sales, the Fund had borrowed the proceeds on the securities sold short against the broker margin account. As a result, interest is charged on this borrowing, which is offset by interest income earned on the margin account. These amounts are included net in interest income on the Statement of Operations.
FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
Interest income, debt discount and premium
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
Foreign currency transactions
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
   The Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS
The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.
OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION
PAID TO AFFILIATES
MANAGEMENT FEE
Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Portfolio and receives a monthly fee as follows:

Average Net Assets    Annual Fee Rate
--------------          -------------
1st $500 million                0.55%
Next $500 million               0.50%
Over $1 billion                 0.45%

ADMINISTRATION FEE
The Advisor also provides accounting and other services for a monthly fee to the Fund as follows:

Average Net Assets    Annual Fee Rate
--------------          -------------
1st $500 million               0.150%
Next $500 million              0.125%
Over $1 billion                0.010%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 plus 0.0025% annually of the Portfolio's and Fund's average daily net assets over $50 million.

Transfer agent fee
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the
Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $70,113,000 and $91,249,000 respectively.
   Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for federal income tax purposes was:

Gross unrealized
   appreciation          $103,172,938
Gross unrealized
   depreciation           (25,695,720)
                          -----------
   Net unrealized
     appreciation        $ 77,477,218
                          -----------
OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.
   The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
The Liberty-Stein Roe Funds Investment Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to each trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.
--------------------------------------------------------------------------------
NOTE 5. OTHER RELATED PARTY TRANSACTIONS
During the year ended September 30, 2000, the Portfolio used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $1,992.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BALANCED FUND

Selected data for a share outstanding throughout the period are as follows:

                                                                                     YEARS ENDED SEPTEMBER 30,
                                                                         2000        1999        1998       1997        1996
                                                                     --------    --------    --------   --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 32.35     $ 30.70     $ 33.41    $ 30.07     $ 27.82
                                                                     --------    --------    --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                             0.66        0.78        0.95       0.95        1.00
   Net realized and unrealized gain (loss) on investments                2.91        3.85       (0.90)      5.61        2.96
                                                                     --------    --------    --------   --------    --------
     Total from investment operations                                    3.57        4.63        0.05       6.56        3.96
                                                                     --------    --------    --------   --------    --------
DISTRIBUTIONS
   Net investment income                                                (0.69)      (0.90)      (0.76)     (0.96)      (1.01)
   Net realized capital gains                                           (2.50)      (2.08)      (2.00)     (2.26)      (0.70)
                                                                     --------    --------    --------   --------    --------
     Total distributions                                                (3.19)      (2.98)      (2.76)     (3.22)      (1.71)
                                                                     --------    --------    --------   --------    --------
NET ASSET VALUE, END OF PERIOD                                        $ 32.73     $ 32.35     $ 30.70    $ 33.41     $ 30.07
                                                                     ========    ========    ========   ========    ========
Ratio of net expenses to average net assets (b)                          1.17%       1.14%(c)    1.03%      1.05%       1.05%
Ratio of net investment income to average net assets (b)                 2.03%       2.35%(c)    2.90%      3.02%       3.45%
Portfolio turnover rate                                                   N/A         N/A         N/A         15%(d)      87%
Total return (e)                                                        11.55%      15.74%       0.14%     23.60%      14.83%
Net assets, end of year (000's)                                      $235,606    $250,690    $247,852   $284,846    $231,063

(a) Per share data was calculated using average shares outstanding during the period.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(c) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of seven basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(d) Prior to commencement of operations of the Portfolio.
(e) Total return at net asset value assuming all distributions reinvested.

--------------------------------------------------------------------------------
SR&F BALANCED PORTFOLIO

                                                                                                                PERIOD ENDED
                                                                                YEARS ENDED SEPTEMBER 30,      SEPTEMBER 30,
                                                                            2000          1999           1998        1997(A)
                                                                      ----------    ----------     ----------     ----------
Ratio of net expenses to average net assets...........................     0.74%         0.71%(c)       0.61%          0.60%(c)
Ratio of net investment income to average net assets..................     2.46%         2.78%(c)       3.31%          3.52%(c)
Portfolio turnover rate...............................................       30%           41%            61%            21%

(a) From commencement of operations on February 3, 1997.
(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c) Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $11,697,491.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees of Liberty-Stein Roe
Funds Investment Trust and SR&F
Base Trust and the Shareholders of
Stein Roe Balanced Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Balanced Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) and Stein Roe Balanced Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspon dence with the custodian and brokers, provide a reasonable basis for our opinion.
The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

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                                       26
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                                       27

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners
OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund and Portfolio
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund

INTERNATIONAL FUNDS
Asia Pacific Fund
Small Cap Tiger Fund
International Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                                   Boston, MA
                                   02205-8900
                               Financial Advisors
                               call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                S31-02/209D-0900 (11/00) 00/2099